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Exhibit 10.1

MEC Grundstücksentwicklungs GmbH
Magna-Straße 1, 2522 Oberwaltersdorf

To:
RAIFFEISENLANDESBANK
NIEDERÖSTERREICH-WIEN AG
Friedrich-Wilhelm-Raiffeisen-Platz 1
1020 Vienna

Credit Offer:

        We, MEC Grundstücksentwicklungs GmbH, Magna Straße 1, 2522 Oberwaltersdorf, referred to as the "borrower" in the following, hereby offer you, the RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG, Friedrich-Wilhelm-Raiffeisen-Platz 1, 1020 Vienna, referred to as the "lender" in the following, a credit offer based on the following conditions:

Amount of credit:

        The lender shall offer the borrower a single credit draw in the amount of

EURO 15,000,000. —
(in words: EURO fifteen million)

Purpose of use:

        Partial financing for the construction of an equestrian sport park in Ebreichsdorf.

Interest rates/commissions:

        The lender shall calculate an interest rate for the borrower based on a 3 or 6 month EURIBOR rate, plus 2.0%. For each interest period, the most recently published 3 or 6 month EURIBOR rate (11:00 am) prior to the commencement of the interest period, shall prevail.

        The borrower must inform the lender no later than 3 banking days prior to the expiration of the current interest period, of the desired EURIBOR rate for the next interest period. As a rule, if no information is received, or, if it is not received in a timely manner, the 3-month EURIBOR shall be used as the basis.

        If the preceding EURIBOR rate is no longer made public, the corresponding successor parameters apply. If these too are not made public, the arithmetical average of the rates, which are set on a specific day by the reference banks that set the EURIBOR rate, is used as the basis to determine the interest rate. This regulation applies, even if not all of these reference banks specify such interest rates.

        Interest rate adjustment deadlines are 1.1., 1.4., 1.7., and 1.10 of each year; interest due dates are 31.3., 30.6., 30.9., and 31.12. of each year.

        The calculation of interest is always done quarterly after the above mentioned interest due dates, based on a 360 day calendar.

        Interest and commissions, etc. accrued, must be settled by the borrower as prescribed, respectively, the lender has the right to charge these fees to the borrower — to a main account as yet to be opened — this account shall be at the lender's disposal for this purpose.

Duration and Repayment:

        The credit in it's entirety shall be repaid by the borrower no later than 15.12.2006. Premature (partial) repayments without a penalty of any kind, are only permitted on the respective interest due dates.

        An amount that has been repaid may not be drawn down again.

Jurisdiction:

        In any and all disputes arising out of this legal transaction, regardless of the amount, the borrower acknowledges that the jurisdiction as regards the subject matter is Vienna. Austrian Law applies to this contractual relationship.

Interest Rates and Settling of Accounts:

        The borrower is obligated to pay the interest rate on the respective outstanding debt at the above-mentioned rate on the dates agreed to from the current account. On 31.12 of each year, the lender shall settle the account and inform the borrower of the balance by means of an account statement. Provided the borrower does not expressly contest these statements in writing within six weeks of receipt, the balance shall be considered correct.

        The lender shall be reimbursed for all charges and cash expenses associated with the credit agreement. Interest due and expenses shall be charged to the customer's credit account.

        Independent of the right of the lender to declare the loan due and payable, if payment is delayed on the part of the borrower, he is obligated to pay interest on arrears at the current rate of 4.5% p.a. in addition to the interest rate agreed to.

Declaring the loan due and payable:

        The lender has the right to declare the loan due and payable, if

  a)
  the borrower's business situation or collateral has deteriorated or changed, which jeopardizes the ability to retrieve the loan,

  b)
  the borrower has made false claims vis-à-vis the lender, which have had a major impact on the lender's decision to award credit,

  c)
  the credit is used for purposes other than originally intended,

  d)
  if the borrower does not fully meet or does not meet in a timely manner, even one of the significant obligations in the document at hand or as outlined in the lender's General Terms and Conditions, thus jeopardizing loan repayment or the value of the collateral or other significant interests of the lender.

        The right to declare a loan due and payable remains, even if the lender does not avail himself of his right immediately, that is, if he accepts payments in the interim. Under the same circumstances, the due date entered remains valid.

Other Terms:

  1.
  The place of fulfillment is the business premise of the lender.

  2.
  The borrower shall inform the lender immediately of any additional loan agreements or leasing and factoring agreements entered into.

  3.
  The borrower must inform the lender of any significant changes to his business or legal situation immediately and must present a certified year-end financial statement (including attachments and statement of affairs) within six months following the date of the balance sheet. If these documents are not made available within nine months following the date of the balance sheet and, once this time period has expired, the lender has the right, notwithstanding the other standard terms of this loan agreement, to increase the interest rate of this loan by 0.5% points, for the length of the delay. A Certified Accountant appointed by the lender and/or the borrower, shall examine the business and accounting records, at the expense of the borrower.

  4.
  All incoming payments to the lender for the borrower, can be used by the lender to offset the borrower's public liabilities.

  5.
  In all other matters, the lender's current General Terms and Conditions apply, the approval of which is hereby confirmed by the borrower.

  6.
  The lender has the right, but is not obligated, to give third parties, who have provided collateral for this loan agreement, information about the loan agreement.

  7.
  The borrower agrees that all data concerning him and which becomes known to him within the framework of this business relationship, shall be forwarded in accordance with bank practices, specifically in the interest of the protection of creditors or in order to complete banking or leasing transactions. This authorization also pertains to the forwarding of data for business reasons within the bank. This authorization also applies to general information pertaining to the status of the business.

Collateral:

        In order to secure all claims, which could arise from this loan agreement, the borrower promises to undertake the following prior to adding the credit:

  •
  MI Developments Inc., 455 Magna Dr., Aurora, Ontario, Canada, shall submit a Comfort Letter to the lender,

  •
  To pledge or to have pledged, the real estate properties EZZ 1958, 1959 and 1960, each KG 04102, GB Ebreichsdorf for the maximum amount of EURO 17,000,000. — to the lender as security. In the event that the law of liens and pledges is incorporated, EZ 1959 shall rank first, EZ 1958 shall rank second, according to a pledge to be created for the maximum amount of EURO 17,400,000.00 for the benefit of an as yet unknown creditor.

        By delivering the Pledge, the borrower offers the lender an irrevocable pledge on the above-mentioned properties as security (that is, to settle obligatory and legal transactions by creating a lien). This offer is binding until this loan agreement expires and all current and future claims of the lender have been met as per this loan agreement. The lender is authorized at any time, to accept this offer by way of a separate written declaration, that is, by countersigning the Pledge and having the law of liens and pledges entered into the books. Upon request of the lender, the Pledge shall be replaced by another — form and content to be approved by the lender — whereby nothing has been changed, however, with respect to the above-mentioned maximum amount and the claim to be secured thereby.

        The borrower shall assure the lender that he has not pledged any of the properties, which could be incorporated by a third party, for the benefit of a third party (apart from the as yet unknown creditor pertaining to Property EZ 1958). In the event that the borrower creates a Pledge for the benefit of third parties in the future, or, if a pledge for the benefit of a third party contains the pledged chattel, which could be incorporated by the third party, the borrower is obligated to guarantee the lender first, respectively second ranking, with respect to Property EZ 1958, in the journal in the appropriate manner.

        The acceptance of this credit offer shall be the provision of credit by your institution to our account in the above-mentioned amount without any further correspondence.

        This offer is valid until 31.03.2004.

        Oberwaltersdorf, 5/3/04

[signature]                [signature]                [signature]

PLEDGE

The
RAIFFEISENLANDESBANK NIEDERÖSTERREICH WIEN AG
Friedrich-Wilhelm-Raiffeisen-Platz 1, 1020 Vienna

(referred to as the "lender" in the following), has a business relationship with

MEC Grundstücksentwickklungs GmbH
Magna-Straße 1
2522 Oberwaltersdorf

(referred to as the "borrower" in the following), whereby it has facilitated and continues to facilitate credit. In order to secure all claims on primary and secondary liabilities up to a maximum amount of

EURO 17,000,000. — (EURO seventeen million)

which the lender has certified domestically vis-à-vis the borrower/s, for loans already facilitated and to be facilitated in the future, credit, liability credit or credit guarantees which the lender has accrued and shall accrue in future,

MEC Grundstückentwicklungs GmbH
Magna-Straße 1
2522 Oberwaltersdorf

hereby pledges to the lender the following properties or portions thereof in its possession:

EZ 1959 Municipal Land Registry 04102 in the Local Jurisdiction of Ebreichsdorf
EZ 1958 Municipal Land Registry 04102 in the Local Jurisdiction of Ebreichsdorf
EZ 1960 Municipal Land Registry 04102 in the Local Jurisdiction of Ebreichsdorf,

along with all actual and legal accessories pertaining thereto, and hereby grants his (her) irrevocable consent that, based on this official document, (simultaneously) the law of liens and pledges be incorporated on the above-mentioned real estate property/ies or portions thereof, for these credit claims to the borrower/s up to a maximum amount of

EURO 17,000,000. — (EURO seventeen million)

without his (her) continued knowledge and approval, but at his (her) expense, in favour of the RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG and that hereby,

EZ 1959 Municipal Land Registry 04102 in the Local Jurisdiction of Ebreichsdorf

is designated the principal collateral and the remaining property/ies or portions thereof pledged are designated secondary collateral.

Agreement on Jurisdiction:

        In all legal disputes arising from this agreement, the property owner/s acknowledge that, irrespective of the amount, the Court in Vienna has the jurisdiction in this matter. This agreement shall be governed by and construed in accordance with the laws of Austria.

        It is maintained that the above-mentioned certifications are legally generated as well as legally attested certifications to be understood in terms of the fees required by law.

        Based on the fees required by law, it is maintained that the pledge be issued legally in terms of the fees required by law: this pledge only becomes legally binding, once it is signed by both parties to a contract.

        Furthermore, based on the fees required by law, it is maintained that this law of liens and pledges serves, among other things, to secure the signed and certified loan agreement (which was offered in a letter dated 05.03.2004, prior to signing this pledge agreement in terms of the current fees required by law).

Other Terms:

1.
Supplementary liabilities consist of interest, interest on arrears, commissions and expenses, interest that has been in arrears for over three years in the event of an executed writ, interest payments allocated above and beyond the highest interest bid and matured interest, as well as accrued costs, expenses, fees and taxes incurred due to the establishment, the existence, the consolidation or termination of this secured credit agreement by a concrete mortgage, is the responsibility of the borrower. This pertains specifically to all legal fees, collection fees, costs of composition proceedings (to avoid bankruptcy), litigation fees, execution fees, appraisal fees, intabulation costs, cancellation and transfer fees and costs involved in undertaking valuations, auctions and proceedings for the distribution of assets, bankruptcy proceedings, as well as legal representation, regardless whether these costs are of a legal or non-legal nature and all other claims arising out of secondary liabilities, which the lender is, or will be, authorized to charge the borrower/s based on this official document.

2.
The owner/s of the real estate property is/are obligated to maintain proper ongoing fire insurance, commensurate with value, for all of the structures, buildings, equipment and facilities, which constitute part of this pledge, and not to change or amend the insurance contract with respect to the insurance of the real estate property that is the subject of the contract during the course of the loan agreement, without the approval of the lender. Furthermore, to pay the insurance premiums in a timely manner and to be able to present the lender with proof of these premium payments upon request. In the event that the premiums are not paid by the owner/s of the real estate property, the lender has the right to pay these premiums at the expense of the borrower/s or owner/s of the real estate property. The owner of the real estate property is obligated to inform the lender immediately if an insurance contingency has occurred and to reach an agreement with him regarding payment of damages.

3.
The owner/s of the real estate property is/are obligated to pay, as prescribed according to current and future laws, all taxes, stamp duties and legal fees or other public taxes, including all surcharges which are prescribed to the pledged real estate properties or portions thereof, or to the companies operating commercial business on these properties, as well as all other transfer fees prescribed to these real estate properties or portions thereof, as well as other claims to capital on the pledge preceding in rank, interest and other supplementary fees in the event of maturity and to be able to prove payment thereof to the lender upon request.

4.
The lender is authorized to gather information on the status of the property/ies pledged, as well as on the construction status of the building/s, as often as deemed necessary and in the manner deemed suitable to him at the expense of the borrower/s or property owner/s.

5.
The owner/s of the real estate property/ies is/are obligated to inform the lender without delay of any significant changes to the pledged real estate property/ies or portions thereof, that is, by pledging, selling, donating, transferring, leasing, renting, erecting buildings in terms of Section 435 ABGB or by granting any rights to third parties.

6.
The owner/s of the real estate property waives/e the right, as per Section 201 EO, to apply for the initiation of sequestration proceedings instead of foreclosure proceedings and is/are in agreement that, in the event that the law of liens and pledges is enforced, the pledged property/ies or portions thereof can be realized by court order.

7.
If the owner/s of the real estate property are entrepreneurs in terms of the Sales Tax Law, and, in the event that the law of liens and pledges is enforced by means of sale by court order, the lender has the right to deduct the sale proceeds by issuing a credit, provided he is subject to sales tax according to Section 11, Par. 8 of the Sales Tax Law.

8.
The lender is not obligated to inform the real estate property owner/s of the respective status of the outstanding claim; the real estate property owner/s may gather this information by looking at the borrower's bank statements.

9.
In all other matters, the current version of the lender's General Terms and Conditions applies, which the owner/s of the real estate properties hereby acknowledge.

10.
It is expressly maintained that all costs or fees of any kind incurred for this official document are the sole responsibility of the property owner.

  Oberwaltersdorf, 05.03.2004

  MEC Grundstücksentwicklungs GmbH

  [signatures]

Registration number of Certification: 378/2004

        The authenticity of this document issued by Prof. Eng. Dr. Heinrich Eichenauer, employed as the General Manager, 2522 Oberwaltersdorf, Magna Straße 1, and Mr. Rudolf Krumpeck, Magister, a signing officer, employed at 2522 Oberwaltersdorf, Magna Straße 1 of MEC Grundstücksentwicklungs GmbH, headquartered in Oberwaltersdorf, is hereby confirmed.

        At the same time, I confirm, as per Section 89 a of the Notary's Office, and based on today's perusal of the company register at the Provincial Court of Vienna Neustadt that as the General Manager, Dr. Heinrich Eichenauer, Prof. Eng. and Mr. Rudolf Krumpeck as the signing officer, are authorized and have the legal joint power of attorney to sign on behalf of MEC Grundstücksentwicklungs GmbH, FN 135317x in the above-mentioned company register, headquartered in Oberwaltersdorf.

        Ebreichsdorf, 05.03.2004 (fifteenth of March two thousand and four). —

[stamp: Fee paid to the Dept. of Finance of Euro 13. — Dr. Hans Zak Notary Public Ebreichsdorf]	[Seal: Dr. Hans ZAK Notary Public Ebreichsdorf, N.O.]	[signature] stamp: Notary Public

      [Seal: Dr. Hans ZAK
      Notary Public
      Ebreichsdorf, N.O.]

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  Exhibit 10.1
MEC Grundstücksentwicklungs GmbH Magna-Straße 1, 2522 Oberwaltersdorf
EURO 15,000,000. — (in words: EURO fifteen million)
PLEDGE
EURO 17,000,000. — (EURO seventeen million)